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                    CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Financial Highlights" in the Prospectus and "Auditors" in the Statement of Additional Information and to the incorporation by reference of our report dated
May 13, 1998 on PaineWebber MidCap Fund, in this Registration Statement (Form N-1A No. 33-42160) of PaineWebber Managed Assets Trust.



                                           /s/ Ernst & Young LLP

                                           ERNST & YOUNG LLP


New York, New York
June 29, 1998